 CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of World Ventures Inc. (the "Company") on Form 20-F for the year ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stewart Jackson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2009

/s/ Stewart Jackson
Name: Stewart Jackson
Title: President and Chief Executive Officer